Exhibit 10.13

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT NUMBER:	2. CONTRACT NO.:	3. EFFECTIVE DATE OF AMENDMENT:	4. PROGRAM
4	YH09-0001-04	August 1, 2009	DHCM — ACUTE
5. CONTRACTOR’S NAME AND ADDRESS:
Health Choice Arizona
410 N. 44th Street, Suite 900
Phoenix, AZ 85008
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates, effective October 1, 2008 and May 1, 2009.
7. THE CONTRACT REFERENCED ABOVE FOLLOWS
To amend Section B, Capitation Rates, effective October 1, 2008 and May 1, 2009.

NOTE: Please sign and date all copies and then return one executed original to:	Mark Held
Sr. Procurement Specialist
AHCCCS Contracts
701 E. Jefferson St., MD 5700
Phoenix, AZ 85034
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:

/s/ Carolyn Rose	/s/ Michael Veit
TYPED NAME: CAROLYN ROSE	MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 7/8/2009	DATE:

Contract Rates 27 — HCA
ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
REVISED CAPITATION RATE SUMMARY — ACUTE RATES
Health Choice Arizona
10/01/2008-9/30/2009

	Effective 10/01/08-4/30/09
	TANF	TANF	TANF	TANF	TANF	SSI	SSI
Title XIX and KidsCare Rates:	<1, M/F	1-13, M/F	14-44, F	14-44, M	45+, M/F	w/ Med	w/o Med	Non-MED
2 Yuma/La Paz	$453.20	$103.35	$199.61	$119.61	$341.83	$165.83	$658.72	$431.08
4 Apache/Coconino/Mohave/Navajo	$475.32	$113.25	$278.74	$161.12	$425.28	$167.82	$801.67	$598.27
10 Pima/Santa Cruz	$439.11	$102.38	$234.44	$129.37	$403.87	$144.10	$714.67	$489.61
12 Maricopa	$560.63	$112.55	$234.65	$141.03	$399.17	$143.29	$725.26	$608.77

	Effective 5/01/09-9/30/09
	TANF	TANF	TANF	TANF	TANF	SSI	SSI
PPC Rates:	<1, M/F	1-13, M/F	14-44, F	14-44, M	45+, M/F	w/ Med	w/o Med	Non-MED
2 Yuma/La Paz	$448.09	$101.83	$196.55	$118.05	$336.42	$163.00	$651.89	$425.51
4 Apache/Coconino/Mohave/Navajo	$470.51	$112.00	$275.06	$159.38	$419.72	$165.04	$795.45	$592.00
10 Pima/Santa Cruz	$434.20	$101.19	$231.05	$127.92	$398.31	$141.90	$708.50	$484.03
12 Maricopa	$555.13	$111.15	$231.43	$139.53	$393.96	$141.40	$719.08	$602.64